--------------------
[GRAPHIC OMITTED]                 SMITH BARNEY
                              LARGE CAP BLEND FUND
                              --------------------

             STYLE PURE SERIES | SEMI-ANNUAL REPORT | JULY 31, 2000

                              [LOGO] Smith Barney
                                     Mutual Funds

                Your Serious Money, Professionally Managed.(TM)

             -------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
             -------------------------------------------------------

Smith Barney
Large Cap Blend Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The Large Cap Blend Fund ("Fund") seeks long-term capital growth by normally investing 65% of its assets in equity securities of companies with market capitalizations of $5 billion or more.

Smith Barney Large Cap Blend Fund
Average Annual Total Returns
July 31, 2000

                                           Without Sales Charges(1)
                                ------------------------------------------------
                                Class A       Class B       Class L     Class O
================================================================================
Six-Month+                        0.14%       (0.11)%       (0.24)%      (0.11)%
--------------------------------------------------------------------------------
One-Year                          3.19         2.70          2.39         2.64
--------------------------------------------------------------------------------
Five-Year                        14.73        14.15           N/A        14.15
--------------------------------------------------------------------------------
Since Inception++                12.63        12.07          7.26        14.67
================================================================================

                                              With Sales Charges(2)
                                ------------------------------------------------
                                Class A       Class B       Class L     Class O
================================================================================
Six-Month+                         (4.86)%      (5.01)%      (2.20)%     (1.09)%
--------------------------------------------------------------------------------
One-Year                           (1.98)       (1.67)        0.50        1.77
--------------------------------------------------------------------------------
Five-Year                          13.56        14.03          N/A       14.15
--------------------------------------------------------------------------------
Since Inception++                  11.89        12.07         6.76       14.67
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B, L and O shares are November 6, 1992, November 6, 1992, June 15, 1998 and August 15, 1994, respectively.

++ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

Effective August 14, 2000, Michael A. Kagan assumed the day-to-day management of the Fund. Mr. Kagan is an investment officer of the Fund and a Director of Salomon Smith Barney and has more than 17 years of investment industry experience.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------

           Class A                              SGIAX
           Class B                              SGIBX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

Shareholder Letter ........................................................    1

Historical Performance ....................................................    4

Smith Barney Large Cap Blend Fund
at a Glance ...............................................................    7

Schedule of Investments ...................................................    8

Statement of Assets and Liabilities .......................................   12

Statement of Operations ...................................................   13

Statements of Changes in Net Assets .......................................   14

Notes to Financial Statements .............................................   15

Financial Highlights ......................................................   20

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]

HEATH B.
MCLENDON

Chairman

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Large Cap Blend Fund ("Fund") for the period ended July 31, 2000. In this report we summarize the period's prevailing economic and market conditions and outline our investment strategy. The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 8 through 11 for a complete list and percentage breakdown of the Fund's holdings. A detailed summary of the Fund's performance and current holdings can be found in the appropriate sections that follow. Also, please note that any discussion of the Fund's holdings is as of July 31, 2000. We hope that you find this report to be useful and informative.

Special Shareholder Notice

Commencing on Monday, August 14, 2000, Michael A. Kagan assumed day-to-day management of the Fund's portfolio. Mr. Kagan is an investment officer of the Fund and a Director of Salomon Smith Barney and has more than 17 years of investment industry experience.

In addition, on Thursday, September 7, 2000, the Board of Directors of the Smith Barney Equity Funds on behalf of the Fund, approved a proposed reorganization pursuant to which the Smith Barney Investment Series on behalf of the Smith Barney Growth and Income Fund ("Growth and Income Fund") would acquire the assets of the Fund in exchange for shares of the Growth and Income Fund. This reorganization would permit the Fund's shareholders to maintain an investment in a mutual fund with the same primary investment objective.

The proposed reorganization is subject to the fulfillment of certain conditions, including the approval by the Fund's shareholders. Proxy materials describing the proposed reorganization will be mailed to you in the near future in anticipation of a meeting of the shareholders. This meeting is expected to be held on Wednesday, November 22, 2000.

Performance Update

For the six months ended July 31, 2000, the Fund's Class A shares, without and with sales charges, returned 0.14% and a negative 4.86%, respectively. In comparison, the Standard & Poor's 500 Index ("S&P 500")(1) returned 3.20% for the same period. Past performance is not indicative of future results.

We attribute the Fund's performance relative to the S&P 500 due to the differential between growth stocks(2) and value stocks.(3) Although the Fund employs a blend investment philosophy, during the period the Fund had a heavier weighting in value stocks versus the S&P 500 -- a decision that negatively impacted the Fund's performance during the period.

Market and Economic Overview

The stock market exhibited plenty of volatility, but little upward progress during the period. After peaking in March, many stocks then gave up their gains and ended the period largely unchanged from its beginning. Large capitalization stocks, as measured by the S&P 500, were up 3.20% for the period. The over-the-counter market, a mix of technology and smaller stocks, declined 4.40% as measured by the Nasdaq Composite Index(4) during then period. The

----------
(1) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. An investor cannot directly invest in an index.
(2) Growth stocks are the shares of companies with the potential for faster-than-average growth within their industries.
(3) Value stocks are the shares of companies whose shares are considered to be inexpensive relative to their asset values or earning power.
(4) The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. An investor cannot invest directly in an index.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                              1
mediocre performance of the stock market occurred despite strong corporate earnings, which historically tends to support higher stock prices. In our view, it can be presumed that the historic rise in the price of many shares during the last couple of years has discounted some of this good news.

Bond investors enjoyed positive returns, as many investors appeared to think that the Federal Reserve Board ("Fed") may be done with its recent round of interest rate hikes. Given the generally flat stock prices during the period, many bonds outperformed stocks. The outperformance of bonds is in marked contrast to the last several reporting periods.

As typical for most of the last several years, growth stocks outperformed value stocks and large capitalization stocks outperformed small capitalization stocks. For example, the Russell 1000 Growth Index(5) rose 4.80% and the Russell 1000 Value Index(6) returned 0.24% during the period. As previously stated, the S&P 500 was up 3.20% while the Russell 2000 Index,(7) was up just 1.35% for the period. This is clear evidence to us that the U.S. stock market has continued to reward large, faster-growing companies, despite their generally higher valuations.

Investment Strategy

As befits its name, the Smith Barney Large Cap Blend Fund employs a "blend" stock selection philosophy. The term "blend" refers to an approach that combines growth and value investment styles. Growth investors look for companies that they believe are going to grow earnings quickly; value investors look for stocks that are priced at less than their intrinsic value. As blend managers, we try to pay as little as possible for as much growth as possible. We also focus on large capitalization companies, typically those with market capitalizations greater than $5 billion.

The blend moniker is appropriate for the Fund not only because of the blend of growth and value characteristics, but also because of its blend of quantitative and qualitative approaches to portfolio management. There are a number of quantitative measures we look at to judge growth and value. And there are qualitative measures that we also believe are important to the success of an investment.

Quantitative growth measures that we examine include historical earnings progression, forecasted earnings growth, earnings revisions, and corporate profitability. Value measures include price-to-earnings(8), price-to-book(9) and price-to-sales(10) ratios. Taken together, these measures provide a quantitative look at our universe of large cap stocks. They allow us to estimate the growth and value characteristics of each stock and to put together an optimal blend Fund that balances these characteristics.

In addition to quantitative measures, we believe that qualitative factors are also key to investment decisions. Issues such as management changes, corporate strategy and evolution of the competitive landscape are important in judging a company's future prospects.

Fund Update

During the period, we have meaningfully increased the technology exposure in the Fund. For example, the electronic technology sector of the Fund increased from 19.0% to 24.0% over the period. The Fund's more significant holdings in the technology sector correspond to a similar increase in the technology weighting of the overall U.S. stock market.

----------
(5) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. An investor cannot invest directly in an index.
(6) Russell 1000 Value Index measures the performance of those Russell 1,000 companies with lower price-to-book ratios and lower forecasted growth values.
(7) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. An investor cannot invest directly in an index.
(8) The price-to-earnings ratio is the price of a stock divided by its earnings per share.
(9) The price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities (net assets).
(10) The price-to-sales ratio is the price of a stock divided by the sales per share for the past twelve months.


--------------------------------------------------------------------------------
2                                        2000 Semi-Annual Report to Shareholders

Some of the technology names we purchased during the period include:

o     Analog Devices, Inc., a premier manufacturer of specialty semiconductors;

o Applied Materials Inc., manufacturer of capital equipment designed for the production of semiconductors;

o Oracle Corp., a creator of database software extensively used in corporate and e-commerce applications; and

o Sun Microsystems Inc., a producer of computer hardware, much of it destined for network computing.

The stocks eliminated from the Fund during the period were not concentrated in any particular sector. We sold several consumer names, such as Gillette Co. and Gap Inc., and several financial stocks, such as insurers Conseco Inc. and Hartford Financial Services Group Inc.

Although Gillette Co. is a premier consumer brand, the non-core parts of its business have stumbled in recent months. Gap Inc., a leading retailer, operates a number of stores under the widely known Gap, Banana Republic and Old Navy brands. In particular, the Old Navy brand has yielded disappointing results during the period, which led to our decision to eliminate the Fund's holding in Gap Inc.

We sold the Fund's holding in Conseco Inc. following a series of disappointing results in its insurance businesses. Although we sold the Fund's holding in Hartford Financial Service Group Inc. when its stock price began to improve, we believe that the company may be negatively impacted over the near term due to investors' concerns regarding interest rates.

Market Outlook

Despite solid economic fundamentals such as low inflation remaining intact, the growth of the U.S. economy has slowed from its recent overheated pace. It appears to us that the Fed, after enacting a series of interest rate increases, may have succeeded in guiding the economy towards a "soft landing."

However, despite a favorable economy and as previously noted, the stock market remains marked by increasing levels of volatility. We think volatility may continue over the near term, as many investors address a number of concerns. One primary concern is the possibility of further interest rate increases by the Fed. We believe the recent round of interest rate increases may be complete, at least for now, but not all investors are convinced.

In addition, while the technological changes requiring businesses to restructure their operations creates tremendous opportunities, it also has triggered uncertainty as to which companies may most likely benefit from technological advances. However, we believe that most technological advances should drive increased productivity over the long term. Given the solid economic fundamentals, we believe that the performance of the stock market may move upwards over the course of the year. (Of course, no guarantees can be given that our expectations will be realized.)

In closing, thank you for your investment in the Smith Barney Large Cap Blend Fund.

Sincerely,


/s/ Heath B McLendon

Heath B McLendon
Chairman

September 11, 2000


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                              3

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                              Net Asset Value
                           ----------------------
                           Beginning       End          Income    Capital Gain     Total
Period Ended               of Period    of Period      Dividends  Distributions  Returns(1)
===========================================================================================
7/31/00                     $15.97        $15.68        $ 0.00       $ 0.31         0.14%+
-------------------------------------------------------------------------------------------
1/31/00                      17.88         15.97          0.01         2.78         5.10
-------------------------------------------------------------------------------------------
1/31/99                      15.72         17.88          0.12         0.87        20.69
-------------------------------------------------------------------------------------------
1/31/98                      14.30         15.72          0.19         0.70        16.30
-------------------------------------------------------------------------------------------
1/31/97                      12.16         14.30          0.20         0.18        20.97
-------------------------------------------------------------------------------------------
1/31/96                       9.62         12.16          0.20         0.20        30.97
-------------------------------------------------------------------------------------------
1/31/95                      10.36          9.62          0.19         0.14        (3.93)
-------------------------------------------------------------------------------------------
1/31/94                       9.58         10.36          0.23         0.00        10.70
-------------------------------------------------------------------------------------------
Inception* -- 1/31/93         9.50          9.58          0.00         0.00         0.84+
===========================================================================================
  Total                                                 $ 1.14       $ 5.18
===========================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                              Net Asset Value
                           ----------------------
                           Beginning       End          Income    Capital Gain     Total
Period Ended               of Period    of Period      Dividends  Distributions  Returns(1)
===========================================================================================
7/31/00                     $15.87        $15.54        $ 0.00       $ 0.31        (0.11)%+
-------------------------------------------------------------------------------------------
1/31/00                      17.86         15.87          0.00         2.78         4.55
-------------------------------------------------------------------------------------------
1/31/99                      15.72         17.86          0.06         0.87        20.13
-------------------------------------------------------------------------------------------
1/31/98                      14.33         15.72          0.14         0.70        15.65
-------------------------------------------------------------------------------------------
1/31/97                      12.19         14.33          0.15         0.18        20.43
-------------------------------------------------------------------------------------------
1/31/96                       9.65         12.19          0.15         0.20        30.23
-------------------------------------------------------------------------------------------
1/31/95                      10.38          9.65          0.14         0.14        (4.33)
-------------------------------------------------------------------------------------------
1/31/94                       9.58         10.38          0.15         0.00        10.01
-------------------------------------------------------------------------------------------
Inception* -- 1/31/93         9.50          9.58          0.00         0.00         0.84+
===========================================================================================
  Total                                                 $ 0.79       $ 5.18
===========================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                              Net Asset Value
                           ----------------------
                           Beginning       End          Income    Capital Gain     Total
Period Ended               of Period    of Period      Dividends  Distributions  Returns(1)
===========================================================================================
7/31/00                     $15.84        $15.49        $ 0.00       $ 0.31        (0.24)%+
-------------------------------------------------------------------------------------------
1/31/00                      17.87         15.84          0.00         2.78         4.31
-------------------------------------------------------------------------------------------
Inception* -- 1/31/99        16.89         17.87          0.01         0.87        11.57+
===========================================================================================
  Total                                                 $ 0.01       $ 3.96
===========================================================================================


--------------------------------------------------------------------------------
4                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class O Shares
--------------------------------------------------------------------------------

                              Net Asset Value
                           ----------------------
                           Beginning       End          Income    Capital Gain     Total
Period Ended               of Period    of Period      Dividends  Distributions  Returns(1)
===========================================================================================
7/31/00                     $15.87        $15.54        $ 0.00       $ 0.31        (0.11)%+
-------------------------------------------------------------------------------------------
1/31/00                      17.86         15.87          0.00         2.78         4.55
-------------------------------------------------------------------------------------------
1/31/99                      15.72         17.86          0.06         0.87        20.14
-------------------------------------------------------------------------------------------
1/31/98                      14.33         15.72          0.14         0.70        15.65
-------------------------------------------------------------------------------------------
1/31/97                      12.19         14.33          0.15         0.18        20.43
-------------------------------------------------------------------------------------------
1/31/96                       9.65         12.19          0.15         0.20        30.23
-------------------------------------------------------------------------------------------
Inception* -- 1/31/95         9.91          9.65          0.06         0.14        (0.58)+
===========================================================================================
  Total                                                 $ 0.56       $ 5.18
===========================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                              Net Asset Value
                           ----------------------
                           Beginning       End          Income    Capital Gain     Total
Period Ended               of Period    of Period      Dividends  Distributions  Returns(1)
===========================================================================================
7/31/00                     $16.06        $15.77        $ 0.03       $ 0.31         0.34%+
-------------------------------------------------------------------------------------------
1/31/00                      17.93         16.06          0.05         2.78         5.53
-------------------------------------------------------------------------------------------
1/31/99                      15.73         17.93          0.15         0.87        21.16
-------------------------------------------------------------------------------------------
1/31/98                      14.34         15.73          0.28         0.70        16.76
-------------------------------------------------------------------------------------------
1/31/97                      12.16         14.34          0.22         0.18        21.48
-------------------------------------------------------------------------------------------
Inception* -- 1/31/96        12.08         12.16          0.00         0.00          N/A**
===========================================================================================
  Total                                                 $ 0.73       $ 4.84
===========================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                Without Sales Charges(1)
                               ---------------------------------------------------------
                               Class A      Class B      Class L     Class O     Class Y
========================================================================================
Six Months Ended 7/31/00+        0.14%      (0.11)%      (0.24)%     (0.11)%       0.34%
----------------------------------------------------------------------------------------
Year Ended 7/31/00               3.19        2.70         2.39        2.64         3.62
----------------------------------------------------------------------------------------
Five Years Ended 7/31/00        14.73       14.15          N/A       14.15          N/A
----------------------------------------------------------------------------------------
Inception* through 7/31/00      12.63       12.07         7.26       14.67        14.38
========================================================================================

                                                 Without Sales Charges(2)
                                ---------------------------------------------------------
                                Class A      Class B      Class L     Class O     Class Y
=========================================================================================
Six Months Ended 7/31/00+       (4.86)%      (5.01)%      (2.20)%     (1.09)%       0.34%
-----------------------------------------------------------------------------------------
Year Ended 7/31/00              (1.98)       (1.67)        0.50        1.77         3.62
-----------------------------------------------------------------------------------------
Five Years Ended 7/31/00        13.56        14.03          N/A       14.15          N/A
-----------------------------------------------------------------------------------------
Inception* through 7/31/00      11.89        12.07         6.76       14.67        14.38
=========================================================================================


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                              5

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------
                                                       Without Sales Charges(1)
================================================================================
Class A (Inception* through 7/31/00)                           151.03%
--------------------------------------------------------------------------------
Class B (Inception* through 7/31/00)                           141.52
--------------------------------------------------------------------------------
Class L (Inception* through 7/31/00)                            16.10
--------------------------------------------------------------------------------
Class O (Inception* through 7/31/00)                           126.23
--------------------------------------------------------------------------------
Class Y (Inception* through 7/31/00)                            83.18
================================================================================

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B, L and O shares.

(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00% respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase and declines thereafter by 1.00% per year until no CDSC occurs. Class L and O shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B, L, O and Y shares are November 6, 1992, November 6, 1992, June 15, 1998, August 15, 1994 and January 31, 1996,
      respectively.

**    Information is not meaningful since the class was only open for one day.


--------------------------------------------------------------------------------
6                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A and B Shares of the
Smith Barney Large Cap Blend Fund vs. Standard & Poor's 500 Index+
--------------------------------------------------------------------------------
                           November 1992 -- July 2000

   [THE FOLLOWING TABLE WAS DEPICTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                      SB G&I Class A    SB G&I Class B       S&P
                      --------------    --------------       ---

Nov 6, 1992                9500             10000           10000
Jan 1993                   9580              9584           10554
Jan 1994                  10605             10694           11910
Jan 1995                  10188             10314           11973
Jan 1996                  13344             13622           16596
Jan 1997                  16142             16546           20965
Jan 1998                  18773             19251           26606
Jan 1999                  22658             23126           35253
Jan 2000                  23814             24179           38663
July 31, 2000             23847             24152           39900

+ Hypothetical illustration of $10,000 invested in Class A and B shares at inception on November 6, 1992, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares and the deduction of the maximum 5.00% CDSC for Class B shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2000. The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A and B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification*
--------------------------------------------------------------------------------

             [THE FOLLOWING INFORMATION WAS DEPICTED AS A BAR CHART
                           IN THE PRINTED MATERIAL.]

19.8%             Electronic Technology
15.4%             Finance
12.0%             Healthcare
10.6%             Technology Services
 9.1%             Utilities
 4.9%             Retail Trade
 5.5%             Consumer Non-Durables
 4.0%             Consumer Services
 4.0%             Energy Minerals
 4.3%             Process Industries
10.4%             Other

*     As a percentage of total common stock.

Investment Breakdown**
--------------------------------------------------------------------------------

             [THE FOLLOWING INFORMATION WAS DEPICTED AS A PIE CHART
                           IN THE PRINTED MATERIAL.]

 0.7%             Repurchase Agreement
99.3%             Common Stock

**    As a percentage of total investments.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                              7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                July 31, 2000
--------------------------------------------------------------------------------

         SHARES                       SECURITY                          VALUE
================================================================================
COMMON STOCK -- 99.3%

Aerospace/Defense -- 0.7%
         65,000      General Dynamics Corp.                          $ 3,668,438
--------------------------------------------------------------------------------
Commercial Services -- 0.4%
         60,000      W.W. Grainger, Inc.+                              1,905,000
--------------------------------------------------------------------------------
Consumer Durables -- 1.4%
         100,000     Ford Motor Co.                                    4,656,250
         33,844      General Motors Corp.                              1,926,993
         35,643      General Motors Corp., Class H Shares                922,263
--------------------------------------------------------------------------------
                                                                       7,505,506
--------------------------------------------------------------------------------
Consumer Non-Durables -- 5.5%
         65,000      Anheuser-Busch Cos., Inc.                         5,232,500
         60,000      Coca-Cola Co.                                     3,678,750
         80,000      Kimberly-Clark Corp.                              4,595,000
        125,000      PepsiCo Inc.                                      5,726,563
         60,000      Philip Morris Cos., Inc.                          1,515,000
         70,000      The Proctor & Gamble Co.                          3,981,250
         40,000      Quaker Oats Co.                                   2,690,000
         55,000      V.F. Corp.                                        1,210,000
--------------------------------------------------------------------------------
                                                                      28,629,063
--------------------------------------------------------------------------------
Consumer Services -- 4.0%
        120,000      America Online, Inc.++                            6,397,500
         81,580      Cox Communications, Inc.++                        3,013,361
         45,000      McDonald's Corp.+                                 1,417,500
         95,000      Viacom Inc., Class B Shares++                     6,299,688
         90,000      Walt Disney Co.                                   3,481,875
--------------------------------------------------------------------------------
                                                                      20,609,924
--------------------------------------------------------------------------------
Electronic Technology -- 19.7%
        290,000      Cisco Systems, Inc.++                            18,976,875
         60,000      Compaq Computer Corp.                             1,683,750
        165,000      Dell Computer Corp.++                             7,249,688
         48,000      Hewlett-Packard Co.                               5,241,000
         85,000      Honeywell International Inc.                      2,858,125
        330,000      Intel Corp.                                     22,027,500
         95,000      International Business Machines Corp.            10,681,563
        200,000      LM Ericsson Telephone Co. ADR                     3,925,000
         90,000      Lucent Technologies, Inc.                         3,937,500
        165,000      Motorola, Inc.                                    5,455,313
         90,000      SCI Systems, Inc.++                               4,128,750
         70,000      Seagate Technology, Inc.++                        3,548,125
         33,000      Sun Microsystems Inc.++                           3,479,438
         50,000      Teredyne, Inc.+ ++                                3,168,750
         75,000      TXU Corp.                                         2,343,750
         60,000      United Technologies Corp.                         3,502,500
--------------------------------------------------------------------------------
                                                                     102,207,627
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
8                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    July 31, 2000
--------------------------------------------------------------------------------

         SHARES                       SECURITY                          VALUE
================================================================================
Energy Minerals -- 3.9%
        115,000      Conoco Inc., Class A Shares                     $ 2,573,125
        170,000      Exxon Mobil Corp.*                               13,600,000
         85,000      Phillips Petroleum Co.                            4,319,063
--------------------------------------------------------------------------------
                                                                      20,492,188
--------------------------------------------------------------------------------
Finance -- 15.3%
         50,000      Allstate Corp.                                    1,378,125
         30,000      American International Group, Inc.                2,630,625
        115,000      AXA Financial, Inc.                               4,398,750
         95,000      Bank of America Corp.                             4,500,625
         85,000      Bear Stearns Cos., Inc.+                          4,579,375
        120,000      Chase Manhattan Corp.                             5,962,500
         50,000      CIGNA Corp.+                                      4,993,750
         35,000      Fannie Mae                                        1,745,625
         70,000      First Union Corp.                                 1,806,875
         85,000      FleetBoston Financial Corp.                       3,044,063
         40,000      Goldman Sachs Group, Inc.                         3,957,500
        125,000      GreenPoint Financial Corp.                        2,937,500
         35,000      J.P. Morgan & Co., Inc.                           4,672,500
        115,000      KeyCorp                                           2,019,688
         32,000      Lehman Brothers Holdings Inc.                     3,596,000
         15,000      Merrill Lynch & Co., Inc.                         1,938,750
         98,000      Morgan Stanley Dean Witter & Co.                  8,942,500
         60,000      PaineWebber Group Inc.                            4,155,000
         75,000      PNC Bank Corp.+                                   3,815,625
         85,000      Starwood Hotels & Resorts Worldwide, Inc.         2,900,625
        115,000      UnionBanCal Corp.                                 2,185,000
        100,000      Washington Mutual, Inc.+                          3,212,500
--------------------------------------------------------------------------------
                                                                      79,373,501
--------------------------------------------------------------------------------
Health Care -- 11.9%
         50,000      Abbott Laboratories                               2,081,250
         20,000      American Home Products Corp.                      1,061,250
        110,000      Amgen, Inc.++                                     7,143,125
         20,000      Baxter International, Inc.                        1,555,000
         50,000      Biogen, Inc.++                                    2,650,000
         80,000      Bristol-Myers Squibb & Co.                        3,970,000
        115,000      Columbia/HCA Healthcare Corp.                     3,910,000
         65,000      Eli Lilly & Co.                                   6,751,875
         55,000      Johnson & Johnson                                 5,118,438
        115,000      Merck & Co., Inc.                                 8,244,063
        123,000      Mylan Laboratories Inc.                           2,613,750
        170,000      Pfizer Inc.                                       7,331,250
         25,000      Schering-Plough Corp.                             1,079,688
         85,000      Watson Pharmaceuticals, Inc.++                    4,696,250
         45,000      Wellpoint Health Networks, Inc.,
                      Class A Shares++                                 3,923,438
--------------------------------------------------------------------------------
                                                                      62,129,377
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                              9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    July 31, 2000
--------------------------------------------------------------------------------

         SHARES                       SECURITY                          VALUE
================================================================================
Industrial Services -- 0.6%
        105,000      Fluor Corp.                                     $ 3,130,313
--------------------------------------------------------------------------------
Non-Energy Minerals -- 2.5%
        100,000      Air Products and Chemicals, Inc.                  3,337,500
        120,000      Alcoa, Inc.                                       3,630,000
        120,000      Dow Chemical Co.+                                 3,450,000
        100,000      Rohm & Hass Co.                                   2,600,000
--------------------------------------------------------------------------------
                                                                      13,017,500
--------------------------------------------------------------------------------
Process Industries -- 4.3%
        435,000      General Electric Co.                             22,375,314
--------------------------------------------------------------------------------
Producer Manufacturing -- 1.8%
         80,000      Caterpillar Inc.                                  2,725,000
         70,000      Ingersoll-Rand Co.                                2,747,500
         40,000      Johnson Controls, Inc.                            2,077,500
         40,000      Lexmark International Group, Inc.,
                      Class A Shares++                                 1,802,500
--------------------------------------------------------------------------------
                                                                       9,352,500
--------------------------------------------------------------------------------
Publishing -- 1.9%
         50,000      Knight-Ridder, Inc.+                              2,606,250
         85,000      New York Times Co., Class A Shares                3,500,938
        100,000      Readers Digest Association, Inc.+                 3,781,250
--------------------------------------------------------------------------------
                                                                       9,888,438
--------------------------------------------------------------------------------
Retail Trade -- 4.9%
         35,000      Best Buy Co., Inc.++                              2,546,250
         95,000      Federated Department Store, Inc.++                2,285,938
        105,000      Home Depot, Inc.                                  5,433,750
        200,000      The Limited, Inc.+                                4,087,500
        100,000      SUPERVALU Inc.                                    1,768,750
        120,000      The TJX Cos., Inc.                                2,010,000
        135,000      Wal-Mart Stores, Inc.                             7,416,563
--------------------------------------------------------------------------------
                                                                      25,548,751
--------------------------------------------------------------------------------
Technology Services -- 10.6%
         60,000      Analog Devices, Inc.++                            4,012,500
         60,000      Applied Materials Inc.++                          4,552,500
         90,000      Atmel Corp.+ ++                                   2,694,375
         90,000      Automatic Data Processing, Inc.                   4,460,625
         25,000      BMC Software, Inc.++                                471,875
        110,000      Compuware Corp.++                                   880,000
         80,000      Electronic Data Systems Corp.                     3,440,000
         36,000      EMC Corp.                                         3,064,500
         20,000      Micron Technology, Inc.                           1,630,000
        175,000      Microsoft Corp.++                                12,217,188
         50,000      National Semiconductor Corp.                      1,809,375
         55,000      Oracle Corp.                                      4,135,313
         35,000      Siebel Systems, Inc.++                            5,075,000
         40,000      Texas Instruments Inc.                            2,347,500
        120,000      Unisys Corp.++                                    1,177,500
         23,000      Yahoo! Inc.++                                     2,959,813
--------------------------------------------------------------------------------
                                                                      54,928,064
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    July 31, 2000
--------------------------------------------------------------------------------

         SHARES                       SECURITY                          VALUE
================================================================================
Transportation -- 0.9%
         40,000      AMR Corp.                                      $  1,322,500
         28,906      Sabre Holding Corp.++                               706,390
        120,000      Southwest Airlines Co.                            2,835,000
--------------------------------------------------------------------------------
                                                                       4,863,890
--------------------------------------------------------------------------------
Utilities -- 9.0%
        130,000      AT&T Corp.                                        4,021,875
        105,000      BellSouth Corp.                                   4,180,313
         90,000      Coastal Corp.                                     5,197,500
         60,000      DTE Energy Co.+                                   1,882,500
         55,000      Duke Energy Corp.                                 3,392,814
         95,000      Edison International                              1,870,313
         75,000      Enron Corp.                                       5,521,875
         95,000      PECO Energy Co.                                   4,055,314
        145,000      SBC Communications, Inc.                          6,171,562
        112,600      Verizon Communications                            5,292,200
        140,000      WorldCom Inc.                                     5,468,750
--------------------------------------------------------------------------------
                                                                      47,055,016
--------------------------------------------------------------------------------
                     TOTAL COMMON STOCK
                     (Cost -- $393,506,997)                          516,680,410
================================================================================
        FACE
       AMOUNT                         SECURITY                          VALUE
================================================================================
REPURCHASE AGREEMENT -- 0.7%
     $3,394,000      Morgan Stanley Dean Witter & Co., 6.530%
                       due 8/1/00; Proceeds at maturity --
                       $3,394,616; (Fully collateralized by
                       U.S. Treasury Notes, 4.500% to 6.375%
                       due 8/15/00 to 2/15/07; Market value
                       -- $3,479,697) (Cost -- $3,394,000)             3,394,000
================================================================================
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $396,900,997*)                        $520,074,410
================================================================================

+     All or a portion of this security is on loan (See Note 8).

++    Non-income producing security.

*     Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             11

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                    July 31, 2000
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $396,900,997)                      $520,074,410
  Collateral for securities on loan (Note 8)                          29,083,759
  Receivable for securities sold                                       6,848,792
  Receivable for Fund shares sold                                        126,953
  Dividends and interest receivable                                      379,684
--------------------------------------------------------------------------------
  Total Assets                                                       556,513,598
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities on loan (Note 8)                             29,083,759
  Payable for securities purchased                                     6,480,339
  Payable to bank                                                      4,843,187
  Administration fees payable                                            184,146
  Investment advisory fees payable                                       101,036
  Distribution fees payable                                               39,078
  Payable for Fund shares purchased                                       34,165
  Accrued expenses                                                       315,364
--------------------------------------------------------------------------------
  Total Liabilities                                                   41,081,074
--------------------------------------------------------------------------------
Total Net Assets                                                    $515,432,524
================================================================================
NET ASSETS:
  Par value of shares of beneficial interest                        $     32,886
  Capital paid in excess of par value                                382,143,363
  Undistributed net investment income                                    649,197
  Accumulated net realized gain on security
    transactions                                                       9,433,665
  Net unrealized appreciation of investments                         123,173,413
--------------------------------------------------------------------------------
Total Net Assets                                                    $515,432,524
================================================================================
Shares Outstanding:
  Class A                                                             10,949,767
  ------------------------------------------------------------------------------
  Class B                                                              8,395,658
  ------------------------------------------------------------------------------
  Class L                                                                515,434
  ------------------------------------------------------------------------------
  Class O                                                                261,614
  ------------------------------------------------------------------------------
  Class Y                                                             12,763,730
  ------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                          $15.68
  ------------------------------------------------------------------------------
  Class B*                                                                $15.54
  ------------------------------------------------------------------------------
  Class L**                                                               $15.49
  ------------------------------------------------------------------------------
  Class O**                                                               $15.54
  ------------------------------------------------------------------------------
  Class Y (and redemption price)                                          $15.77
  ------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 5.26% of net asset value per
    share)                                                                $16.50
  ------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per
    share)                                                                $15.65
================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L and O shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)       For the Six Months Ended July 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Dividends                                                    $   3,446,824
     Interest                                                           123,782
--------------------------------------------------------------------------------
     Total Investment Income                                          3,570,606
--------------------------------------------------------------------------------
EXPENSES:
     Investment advisory fees (Note 2)                                1,198,258
     Distribution fees (Note 2)                                         802,780
     Administration fees (Note 2)                                       532,559
     Shareholder and system servicing fees                              207,018
     Registration fees                                                   74,795
     Shareholder communications                                          31,313
     Organization expense                                                26,448
     Audit and legal                                                     23,187
     Custody                                                             12,465
     Trustees' fees                                                       7,480
     Other                                                                4,488
--------------------------------------------------------------------------------
     Total Expenses                                                   2,920,791
--------------------------------------------------------------------------------
Net Investment Income                                                   649,815
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
     Realized Gain From Security Transactions
     (excluding short-term securities):
       Proceeds from sales                                           53,972,343
       Cost of securities sold                                       43,780,887
--------------------------------------------------------------------------------
     Net Realized Gain                                               10,191,456
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
       Beginning of period                                          133,151,349
       End of period                                                123,173,413
--------------------------------------------------------------------------------
     Decrease in Net Unrealized Appreciation                         (9,977,936)
--------------------------------------------------------------------------------
Net Gain on Investments                                                 213,520
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                            $     863,335
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             13

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended July 31, 2000 (unaudited) and the Year Ended January 31, 2000

                                                     July 31        January 31
================================================================================
OPERATIONS:
     Net investment income                       $     649,815    $   1,051,018
     Net realized gain                              10,191,456       80,409,030
     Decrease in net unrealized appreciation        (9,977,936)     (54,867,120)
--------------------------------------------------------------------------------
     Increase in Net Assets From Operations            863,335       26,592,928
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                            (403,334)        (646,267)
     Net realized gain                             (10,102,545)     (82,901,133)
--------------------------------------------------------------------------------
     Decrease in Net Assets From
       Distributions to Shareholders               (10,505,879)     (83,547,400)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS:
     Net proceeds from sales                        45,178,715       83,963,088
     Net asset value of shares issued for
       reinvestment of dividends                     5,661,829       49,389,118
     Cost of shares reacquired                     (57,002,966)     (70,965,654)
--------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From
       Fund Share Transactions                      (6,162,422)      62,386,552
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                  (15,804,966)       5,432,080
NET ASSETS:
     Beginning of period                           531,237,490      525,805,410
--------------------------------------------------------------------------------
     End of period*                              $ 515,432,524    $ 531,237,490
================================================================================
* Includes undistributed net investment
  income of:                                     $     649,197    $     402,716
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Large Cap Blend Fund ("Fund"), a separate investment fund of the Smith Barney Equity Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and one other separate investment fund, Smith Barney Social Awareness Fund, formally known as Concert Social Awareness Fund. The financial statements and financial highlights for the other fund are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price were reported and U.S. government agencies and obligations are valued at current quoted bid prices; (c) securities that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes;
(k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At January 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and
(l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment advisor to the Trust. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             15

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup, became the Fund's transfer agent and PFPC Global Fund Services ("PFPC") became the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended July 31, 2000, the Fund paid transfer agent fees of $138,671 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group. For the six months ended July 31, 2000, SSB and its affiliates received brokerage commissions of $4,950.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L and O shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the six months ended July 31, 2000, SSB and CFBDS received sales charges of $43,000, $24,000 and $24,000 on sales of the Fund's Class A, B and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                                                   Class B               Class L
================================================================================
CDSCs                                              $58,000                $3,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B, L and O shares calculated at the annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to Class B, L and O shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets for each class, respectively.

For the six months ended July 31, 2000, total Distribution Plan fees incurred were:

                                                                    Distribution
                                                                      Plan Fees
================================================================================
Class A                                                               $222,229
--------------------------------------------------------------------------------
Class B                                                                525,865
--------------------------------------------------------------------------------
Class L                                                                 37,900
--------------------------------------------------------------------------------
Class O                                                                 16,786
================================================================================

All officers and one Trustee of the Trust are employees of SSB.

3. Investments

During the six months ended July 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $40,169,319
--------------------------------------------------------------------------------
Sales                                                                 53,972,343
================================================================================

At July 31, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                     $ 162,704,540
Gross unrealized depreciation                                       (39,531,127)
--------------------------------------------------------------------------------
Net unrealized appreciation                                       $ 123,173,413
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.


--------------------------------------------------------------------------------
16                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the six months ended July 31, 2000, the Fund did not enter into any reverse repurchase agreements.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At July 31, 2000, the Fund had no open futures contracts.

7. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchase option expires, the Fund will realize a loss in the amount of the premium paid. When the fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At July 31, 2000, the Fund had no open purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. When written index options are exercised, settlement is made in cash.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             17

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended July 31, 2000, the Fund did not write any call or put option contracts.

8. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. Government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At July 31, 2000, the Fund had loaned common stocks having a value of $28,435,290 and holds the following collateral for loaned securities:

Security Description                                                     Value
================================================================================
Time Deposits:
   Bank Brussels L, 6.690% due 8/1/00                                $ 4,252,595
   Caisse Des Crespo, 6.660% due 8/1/00                                2,437,916
   KBC Bank NV, 6.640% due 8/1/00                                      3,844,405
   Toronto Dominio, 6.690% due 8/1/00                                    881,195
   Wells Fargo Bank, 6.660% due 8/1/00                                 2,437,916
Commercial Paper:
   New Castle CTF, 6.650% due 8/21/00                                  3,767,873
Floating Rate CD:
   Comerica Bank, 5.860% due 2/14/01                                   1,597,371
Floating Rate Notes:
   Bank One, 6.680% due 7/2/01                                           595,888
   First Union, 6.510% due 5/21/01                                     1,341,037
   Goldman Sachs, 5.280% due 8/23/00                                   1,802,719
   Morgan Stanley, 5.750% due 11/1/00                                  1,340,540
   Sigma Finance, 6.480% due 11/6/00                                   2,669,288
   Sigma Finance, 6.630% due 12/4/00                                   2,115,017
--------------------------------------------------------------------------------
Total                                                                $29,083,759
================================================================================

Income earned by the Fund from securities loaned for the six months ended July 31, 2000 was $35,013.


--------------------------------------------------------------------------------
18                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

9. Shares of Beneficial Interest

At July 31, 2000, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At July 31, 2000, total paid-in capital amounted to the following for each class:

                          Class A        Class B       Class L      Class O      Class Y
===========================================================================================
Total Paid-in Capital   $118,195,968   $63,820,100   $8,707,917   $3,315,407   $188,136,857
===========================================================================================

Transactions in shares of each class were as follows:

                                     Six Months Ended                 Year Ended
                                       July 31, 2000               January 31, 2000
                                   ---------------------        ----------------------
                                   Shares         Amount        Shares          Amount
========================================================================================
Class A
Shares sold                      1,411,403    $ 23,102,194     1,360,850    $ 23,899,206
Shares issued on reinvestment      202,257       3,145,097     1,626,185      26,270,970
Shares reacquired               (1,811,906)    (29,508,131)   (1,842,142)    (32,124,158)
----------------------------------------------------------------------------------------
Net Increase (Decrease)           (198,246)   $ (3,260,840)    1,144,893    $ 18,046,018
========================================================================================
Class B
Shares sold                        249,405    $  4,046,220     1,027,511    $ 17,976,862
Shares issued on reinvestment      148,949       2,295,303     1,339,694      21,539,615
Shares reacquired               (1,369,479)    (22,147,786)   (2,061,578)    (35,652,392)
----------------------------------------------------------------------------------------
Net Increase (Decrease)           (971,125)   $(15,806,263)      305,627    $  3,864,085
========================================================================================
Class L
Shares sold                        161,983    $  2,613,418       324,282    $  5,673,659
Shares issued on reinvestment        9,727         149,408        52,571         841,736
Shares reacquired                  (59,692)       (959,741)      (83,802)     (1,421,571)
----------------------------------------------------------------------------------------
Net Increase                       112,018    $  1,803,085       293,051    $  5,093,824
========================================================================================
Class O
Shares sold                          7,578    $    121,807        24,210    $    420,416
Shares issued on reinvestment        4,674          72,021        45,814         736,797
Shares reacquired                  (60,210)       (987,308)      (81,611)     (1,422,533)
----------------------------------------------------------------------------------------
Net Decrease                       (47,958)   $   (793,480)      (11,587)   $   (265,320)
========================================================================================
Class Y
Shares sold                        936,862    $ 15,295,076     2,153,895    $ 35,992,945
Shares issued on reinvestment           --              --            --              --
Shares reacquired                 (205,013)     (3,400,000)      (18,760)       (345,000)
----------------------------------------------------------------------------------------
Net Increase                       731,849    $ 11,895,076     2,135,135    $ 35,647,945
========================================================================================


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             19

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended January 31, except where noted:

Class A Shares                          2000(1)(2)       2000(2)      1999(2)        1998           1997         1996(2)
=========================================================================================================================
Net Asset Value, Beginning of Period   $   15.97       $   17.88     $   15.72     $   14.30     $   12.16     $    9.62
-------------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                     0.02            0.04          0.13          0.21          0.19          0.20
  Net realized and unrealized gain          0.00*           0.84          3.02          2.10          2.33          2.74
-------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                0.02            0.88          3.15          2.31          2.52          2.94
-------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       --           (0.01)        (0.12)        (0.19)        (0.20)        (0.20)
  Net realized gains                       (0.31)          (2.78)        (0.87)        (0.70)        (0.18)        (0.20)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                        (0.31)          (2.79)        (0.99)        (0.89)        (0.38)        (0.40)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period         $   15.68       $   15.97     $   17.88     $   15.72     $   14.30     $   12.16
-------------------------------------------------------------------------------------------------------------------------
Total Return                                0.14%++         5.10%        20.69%        16.30%        20.97%        30.97%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)       $ 171,672       $ 178,039     $ 178,847     $ 151,696     $ 133,272     $ 110,089
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                  1.10%+          1.11%         1.09%         1.09%         1.12%         1.16%
  Net investment income                     0.25+           0.22          0.77          1.35          1.48          1.77
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        8%             53%           29%           17%            9%           15%
=========================================================================================================================

(1)   For the six months ended July 31, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

*     Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
20                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended January 31, except where noted:

Class B Shares                          2000(1)(2)       2000(2)      1999(2)        1998           1997         1996(2)
=========================================================================================================================
Net Asset Value, Beginning of Period   $   15.87       $   17.86     $   15.72     $   14.33     $   12.19     $    9.65
-------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)             (0.02)          (0.05)         0.05          0.13          0.13          0.14
  Net realized and unrealized gain          0.00*           0.84          3.02          2.10          2.34          2.75
-------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (0.02)           0.79          3.07          2.23          2.47          2.89
-------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       --              --         (0.06)        (0.14)        (0.15)        (0.15)
  Net realized gains                       (0.31)          (2.78)        (0.87)        (0.70)        (0.18)        (0.20)
-------------------------------------------------------------------------------------------------------------------------
Total Distributions                        (0.31)          (2.78)        (0.93)        (0.84)        (0.33)        (0.35)
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period         $   15.54       $   15.87     $   17.86     $   15.72     $   14.33     $   12.19
-------------------------------------------------------------------------------------------------------------------------
Total Return                               (0.11)%++        4.55%        20.13%        15.65%        20.43%        30.23%
-------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)       $ 130,462       $ 148,664     $ 161,801     $ 153,651     $ 137,187     $ 112,891
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                  1.60%+          1.61%         1.59%         1.59%         1.62%         1.65%
  Net investment income (loss)             (0.26)+         (0.29)         0.29          0.86          0.98          1.27
-------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        8%             53%           29%           17%            9%           15%
=========================================================================================================================

(1)   For the six months ended July 31, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

*     Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             21

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout the period ended January 31, except where noted:

Class L Shares                        2000(1)(2)      2000(2)   1999(2)(3)
================================================================================
Net Asset Value, Beginning of Period   $ 15.84       $ 17.87     $ 16.89
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss                    (0.04)        (0.10)      (0.04)
  Net realized and unrealized gain        0.00*         0.85        1.90
--------------------------------------------------------------------------------
Total Income (Loss) From Operations      (0.04)         0.75        1.86
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     --            --       (0.01)
  Net realized gains                     (0.31)        (2.78)      (0.87)
--------------------------------------------------------------------------------
Total Distributions                      (0.31)        (2.78)      (0.88)
--------------------------------------------------------------------------------
Net Asset Value, End of Period         $ 15.49       $ 15.84     $ 17.87
--------------------------------------------------------------------------------
Total Return                             (0.24)%++      4.31%      11.57%++
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)       $ 7,982       $ 6,390     $ 1,972
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                1.87%+        1.92%       1.85%+
  Net investment loss                    (0.54)+       (0.62)      (0.37)+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                      8%           53%         29%
================================================================================

(1)   For the six months ended July 31, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3)   For the period from June 15, 1998 (inception date) to January 31, 1999.

*     Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
22                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended January 31, except where noted:

Class O Shares                         2000(1)(2)     2000(2)   1999(2)(3)     1998        1997       1996(2)
=============================================================================================================
Net Asset Value, Beginning of Period   $ 15.87       $ 17.86     $ 15.72     $ 14.33     $ 12.19     $  9.65
-------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)           (0.02)        (0.05)       0.05        0.13        0.14        0.13
  Net realized and unrealized gain        0.00*         0.84        3.02        2.10        2.33        2.76
-------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations      (0.02)         0.79        3.07        2.23        2.47        2.89
-------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                     --            --       (0.06)      (0.14)      (0.15)      (0.15)
  Net realized gains                     (0.31)        (2.78)      (0.87)      (0.70)      (0.18)      (0.20)
-------------------------------------------------------------------------------------------------------------
Total Distributions                      (0.31)        (2.78)      (0.93)      (0.84)      (0.33)      (0.35)
-------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period         $ 15.54       $ 15.87     $ 17.86     $ 15.72     $ 14.33     $ 12.19
-------------------------------------------------------------------------------------------------------------
Total Return                             (0.11)%++      4.55%      20.14%      15.65%      20.43%      30.23%
-------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)       $ 4,066       $ 4,914     $ 5,736     $ 5,007     $ 2,958     $   961
-------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                1.63%+        1.63%       1.59%       1.57%       1.61%       1.62%
  Net investment income (loss)           (0.28)+       (0.30)       0.28        0.86        0.94        1.11
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      8%           53%         29%         17%          9%         15%
=============================================================================================================

(1)   For the six months ended July 31, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3)   On June 12, 1998, Class C shares were renamed Class O shares.

*     Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
Smith Barney Large Cap Blend Fund                                             23

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended January 31, except where noted:


Class Y Shares                          2000(1)(2)       2000(2)       1999(2)        1998          1997     1996(2)(3)
=======================================================================================================================
Net Asset Value, Beginning of Period   $   16.06       $   17.93     $   15.73     $   14.34     $   12.16    $ 12.08
-----------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                     0.05            0.10          0.19          0.27          0.22         --
  Net realized and unrealized gain          0.00**          0.86          3.03          2.10          2.36       0.08
-----------------------------------------------------------------------------------------------------------------------
Total Income From Operations                0.05            0.96          3.22          2.37          2.58       0.08
-----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                    (0.03)          (0.05)        (0.15)        (0.28)        (0.22)        --
  Net realized gains                       (0.31)          (2.78)        (0.87)        (0.70)        (0.18)        --
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                        (0.34)          (2.83)        (1.02)        (0.98)        (0.40)        --
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period         $   15.77       $   16.06     $   17.93     $   15.73     $   14.34    $ 12.16
-----------------------------------------------------------------------------------------------------------------------
Total Return                                0.34%++         5.53%        21.16%        16.76%        21.48%      N/A*
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)       $ 201,251       $ 193,230     $ 177,449     $ 119,258     $  78,192    $     5
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                  0.71%+          0.71%         0.69%         0.69%         0.73%      N/A*
  Net investment income                     0.63+           0.62          1.14          1.73          1.73       N/A*
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        8%             53%           29%           17%            9%        15%
=======================================================================================================================

(1)   For the six months ended July 31, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3)   Inception date is January 31, 1996.

* Information is not meaningful since the class was only open for one day. ** Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
24                                       2000 Semi-Annual Report to Shareholders

Smith Barney
Large Cap
Blend Fund

Trustees

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Officers

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

R. Jay Gerken
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Advisor

SSB Citi Fund Management LLC

Distributor

Salomon Smith Barney Inc.

Custodian

PFPC Trust Company

Transfer Agent

Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

Sub-Transfer Agent

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of shareholders of Smith Barney Equity Funds -- Smith Barney Large Cap Blend Fund, but it may also be used as sales literature when preceded or accompanied by a current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after October 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

         SALOMONSMITHBARNEY
         ------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a Service mark of Salomon Smith Barney Inc.

Smith Barney Large Cap Blend Fund

Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

FD0425 9/00

           ---------------------------------------------------------
                                  SMITH BARNEY
                              SOCIAL AWARENESS FUND
           ---------------------------------------------------------

               CLASSIC Series | Semi-annual report | July 31, 2000

                               [GRAPHIC OMITTED]

                           [LOGO] Smith Barney
                                  Mutual Funds

                Your Serious Money. Professionally Managed.(SM)

             -------------------------------------------------------
             Not Fdic Insured o Not Bank Guaranteed o May Lose Value
             -------------------------------------------------------

[LOGO]  Classic Series

Semi-Annual Report o July 31, 2000

SMITH BARNEY SOCIAL
AWARENESS FUND

[PHOTO OMITTED]            [PHOTO OMITTED]

Robert J. Brady            Ellen S. Cammer
PORTFOLIO MANAGER          PORTFOLIO MANAGER

--------------------------------------------------------------------------------
ROBERT J. BRADY, CFA
--------------------------------------------------------------------------------

Robert J. Brady, CFA, has more than 40 years of securities business experience and has co-managed the Fund since 1995.

--------------------------------------------------------------------------------
ELLEN S. CAMMER
--------------------------------------------------------------------------------

Ellen S. Cammer has more than 18 years of securities business experience and has co-managed the Fund since 1995.

Education: BFA from Windham College; MBA from Fordham University

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks high total return consisting of capital appreciation and current income by investing primarily in common stocks and other equity securities of U.S. companies. The Fund also normally invests between 15% and 35% of its assets in fixed-income securities.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
November 6, 1992

MANAGER TENURE
--------------------------------------------------------------------------------
5 Years (Robert J. Brady)
5 Years (Ellen S. Cammer)

MANAGER INVESTMENT INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
40 Years (Robert J. Brady)
18 Years (Ellen S. Cammer)

                                  CLASS A          CLASS B            CLASS L
--------------------------------------------------------------------------------
NASDAQ                             SSIAX            SESIX              SESLX
--------------------------------------------------------------------------------
INCEPTION                        11/6/92            2/2/87             5/5/93
--------------------------------------------------------------------------------

Average Annual Total Returns as of July 31, 2000

                                                   Without Sales Charges(1)
                                           Class A        Class B        Class L
--------------------------------------------------------------------------------
Six Months++                                 4.26%          3.87%          3.90%
--------------------------------------------------------------------------------
One-Year                                     6.85           6.05           6.08
--------------------------------------------------------------------------------
Five-Year                                   16.08          15.20          15.23
--------------------------------------------------------------------------------
Ten-Year                                      N/A          13.31            N/A
--------------------------------------------------------------------------------
Since Inception+                            14.88          12.04          13.48
--------------------------------------------------------------------------------

                                                    With Sales Charges(2)
                                           Class A        Class B        Class L
--------------------------------------------------------------------------------
Six Months++                              (0.96)%         (1.00)%          1.91%
--------------------------------------------------------------------------------
One-Year                                   1.50            1.18            4.06
--------------------------------------------------------------------------------
Five-Year                                 14.90           15.09           15.00
--------------------------------------------------------------------------------
Ten-Year                                    N/A           13.31             N/A
--------------------------------------------------------------------------------
Since Inception+                          14.12           12.04           13.32
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividend and capital gain distri butions, if any, at net asset value and does not reflect the de duc tion of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividend and capital gain distri butions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are re deemed less than one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are re deemed within the first year of purchase.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctu ate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and L shares are November 6, 1992, February 2, 1987 and May 5, 1993, respectively.

++ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------

What's Inside

A Message from the Chairman ...............................................    1

Shareholder Letter ........................................................    2

Historical Performance ....................................................    6

Smith Barney Social Awareness Fund at a Glance ............................    9

Schedule of Investments ...................................................   10

Statement of Assets and Liabilities .......................................   15

Statement of Operations ...................................................   16

Statements of Changes in Net Assets .......................................   17

Notes to Financial Statements .............................................   18

Financial Highlights ......................................................   22

[LOGO] Smith Barney
       Mutual Funds

Your Serious Money. Professionally Managed.(SM)

    ----------------------------------------------------------------------------
    Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
    ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
A Message from the Chairman
--------------------------------------------------------------------------------

[PHOTO OMITTED]

HEATH B. MCLENDON

Chairman

Dear Shareholder:

For years, individuals and businesses have looked to the investment professionals of SSB Citi Fund Management LLC ("SSB Citi") for thoughtful insights and advice. For some, the solution has been a long-term invest ment strategy, incorporating multiple stock and bond mutual funds. Others have invested with specific portfolio managers who are recognized for their insights and record.

The Smith Barney Social Awareness Fund, which seeks high total return consisting of capital appreciation and current income, we believe represents an opportunity for you, the serious investor, to take part in companies that both offer attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate. Portfolio managers Robert J. Brady and Ellen S. Cammer carefully search for companies that are sensitive to social issues related to their products, services or methods of doing xbusiness.

In our opinion, the lessons of the past may be used to better understand the challenges and opportunities of the future. We also believe that expertise is achieved through the intelligent application of knowledge and experience. Our portfolio managers provide asset management expertise and have managed portfolios across up and down markets and business cycles.

With economic growth robust, interest rates stable and inflationary pressures apparently in check, many investors may not feel compelled to alter their portfolio mixes. Yet, when times are good, it may make sense for investors to contact their investment professional and re-examine their current asset allocation to see if it still meets their age, tolerance for risk and investment time horizon.

When you invest with SSB Citi, you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial future. Thank you for investing with us.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman

August 29, 2000


--------------------------------------------------------------------------------
Smith Barney Social Awareness Fund                                             1

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Social Awareness Fund ("Fund") for the period ended July 31, 2000. In this report we have summarized the period's prevailing economic and market conditions and outlined our investment strategy. The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future results nor investment advice.

Additionally, please note that the statistical performance information that appears throughout this report is compiled from SSB Citi Fund Management LLC internal research. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 10 through 14 for a complete list and percentage breakdown of the Fund's holdings. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. Also, please note that any discussion of the Fund's holdings is as of July 31, 2000 and is subject to change. We hope you find this report to be useful and informative.

Performance Update

For the six months ended July 31, 2000, the Fund's Class A shares, without and with sales charges, returned 4.26% and a negative 0.96%, respectively. In comparison, the Standard & Poor's 500 Index ("S&P 500")(1) returned 3.20% and the Lehman Brothers Government/Corporate Bond Index ("Lehman Gov't./Corporate Index")(2) returned 5.31% for the same period. Past performance is not indicative of future results.

Special Shareholder Notice

On August 18, 2000, the Board of Trustees of the Smith Barney Equity Funds, on behalf of the Concert Social Awareness Fund, announced their decision to rename the Concert Social Awareness Fund the Smith Barney Social Awareness Fund.

Please note that this name change, effective September 11, 2000, represents no change to the Fund's investment objective, policies or management, but rather, reflects a change in brand name only.

Investment Objective and Performance Update

As previously noted, the Fund seeks high total return consisting of capital appreciation and current income by investing primarily in common stocks and other equity securities of U.S. companies. Equity securities include exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

The Fund also normally invests between 15% and 35% of its assets in fixed-income securities. The fixed-income securities in which the Fund invests are primarily investment grade,3 and may be of any maturity.4 The Fund also may invest a portion of its assets in equity and debt securities of foreign issuers. The Fund emphasizes companies that both offer attractive investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate, relative to other companies in their industry.

As you may know, we benchmark the Fund's performance against a mix of 75% of the S&P 500 and 25% of the Lehman Gov't./Corporate Index, a

----------

(1) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

(2) The Lehman Gov't./Corporate Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.

(3) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, are determined by the manager to be of equivalent quality.

(4) Maturity refers to the date on which the principal is required to paid on the bond.


--------------------------------------------------------------------------------
2                                        2000 Semi-Annual Report to Shareholders
composition that captures our Fund's normal, long-term asset allocation target. As noted later, the bond portion of the Fund's portfolio kept pace with its respective benchmark. On an absolute basis, the bond market provided higher investment returns than the stock market during the period. Earlier in the period, we decided to be slightly overweight in bonds.

Accordingly, we believe our asset allocation decision helped the Fund's performance relative to the S&P 500 and the Lehman Gov't./Corporate Index during the period. With a stock market that provided positive returns (though less than bonds), the Fund's stock portion outperformed the S&P 500 and that also contributed to the Fund's favorable relative performance.

For the period January 31, 2000 through July 31, 2000, (the first half of the Fund's fiscal year), the S&P 500 returned approximately 3.20%. As has been common in recent years, the performance of the S&P 500 was largely attributable to the electronic technology sector, which accounted for about 24% of the S&P 500's weighting.

Against this market backdrop, we estimate that the Fund's stock portion outperformed the S&P 500 by some 1.3 percentage points. Since the Fund was underexposed to the technology sector and overweighted in the poorer performing consumer retail area, we think the Fund's strong relative performance came entirely from our stock selections.

Market Overview

Several major stock and bond markets hit record highs in 2000, but have recently backed off from their highs. The first half of 2000 was characterized by increased levels of stock market volatility worldwide, predominantly in the technology sector. In fact, the tech-laden Nasdaq Composite Index(5) experienced four declines of 10% or more.

The first half of the year was also marked by the Federal Reserve Board ("Fed") continuing to raise interest rates in an attempt to keep the economy growing at a sustainable pace and by the continued reduction in U.S. Treasury supply. The yield curve(6) has remained inverted(7) throughout the period as the U.S. Treasury continues to buy back debt in light of record budget surpluses. At the May 16, 2000 Fed meeting the Federal Open Market Committee ("FOMC")(8) raised rates by 50 basis points(9) bringing the cycle total to 175 basis points of tightening.

In the bond market, the biggest impact was due to the U.S. Treasury's announcement that it would begin to buy back approximately $30 billion of its long-term outstanding debt. In addition, the U.S. Treasury market got an added boost when, in addition to the buyback announcement, the U.S. Treasury also announced its intention to reduce overall issuance of U.S. Treasury securities across the yield curve.

Expectations for a continued robust economic picture turned on a dime with the June data releases gauging the strength of economic activity for the month of May. No matter how you wanted to cut it, across almost all series of data, the long-awaited slowdown in economic growth was clearly in evidence. Weaker than expected employment data, changing consumer sentiment, lower producer price and trade deficit data all contributed to expectations of a soft landing.

Stock Market Update and Portfolio Changes

We were fairly active managers during the period. We eliminated 15 stock positions from the Fund's portfolio, while reducing another nine holdings. On the other side of the ledger, we added 17 new

----------

(5) The Nasdaq Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. An investor cannot invest directly in an index.

(6) The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

(7) An inverted yield curve represents an unusual situation where short-term interest rates are higher than long-term rates.

(8) The FOMC is a policy-making body of the Federal Reserve System, the U.S. central bank, that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

(9)   A basis point is 0.01% or one one-hundredth of a percent.


--------------------------------------------------------------------------------
Smith Barney Social Awareness Fund                                             3
names, and enlarged our holdings in seven companies. In the process of making these changes, we reduced the Fund's significant exposure to direct interest-rate sensitive areas such as the finance and consumer retail sectors, and at the end of July, the Fund was approximately market weighted in those combined areas.

In the technology sector, we sold several large-cap stocks that were performing poorly and took partial profits in stocks that performed well within our investment horizon. We reinvested in a broad list of companies in that sector that we believe may benefit the Fund over the long-term. In a similar vein to what we did in the Fund's technology holdings, the Fund's exposure to the telecommunications area reflected some shifting from more traditional platforms into companies in the newer Internet and wireless stages.

By the end of the period, 79 individual stocks made up the Fund's portfolio, compared to 76 at the beginning of the period. This internal activity did not noticeably alter the characteristics of the stock portion of the Fund's portfolio. We look to retain what we deem to be a high-quality, low beta10 list of stocks that appear to offer competitive future growth prospects a price perceived to be somewhat lower than the overall market (as represented by the S&P 500).

Bond Market Update and Portfolio Changes

Although the timing was unknown, we positioned the Fund with an overweight in long-term U.S. Treasury issues when we were fairly certain that the buyback program would come to pass. We entered 2000 with the Fund under-weighted in corporate and agency bonds. The Fund's portfolio benefited from these weightings as these sectors lagged the U.S. Treasury rally. In addition, the U.S. agency market was under the shroud of Under Secretary of the Treasury for Domestic Finance Gary Gensler's comments on eliminating the line of credit behind the implied backing of the U.S. government.

At the beginning of the period, the Fund's bond portion had a 40% weighting in government bonds, a 39.6% in corporate bonds, 7.5% in agency securities and 12.6% in mortgage issues. We maintained the Fund's weightings until May when corporate yields versus U.S. Treasuries represented in our view, compelling investment opportunities on a historical basis.

During the period, we added technology company Hewlett-Packard to the Fund's portfolio. We continue to believe that corporate bonds represent compelling investment opportunities in the immediate part of the yield curve and we anticipate that the Fund's holdings in longer-term issues will remain in U.S. Treasuries. (Please note that the Fund's holdings are subject to change.)

Thank you for your investment in the Smith Barney Social Awareness Fund. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,


/s/ Robert J. Brady, CFA            /s/ Ellen S. Cammer

Robert J. Brady, CFA                Ellen S. Cammer
Vice President and                  Vice President and
Investment Officer                  Investment Officer

August 29, 2000

----------

(10) Beta is a financial indicator that measures a stock's volatility relative to its market. A low beta reflects a stock that can be expected to rise or fall more slowly than the market.


--------------------------------------------------------------------------------
4                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Top Ten Holdings*                                            As of July 31, 2000
--------------------------------------------------------------------------------

 1. EMC Corp.                                                               5.4%
--------------------------------------------------------------------------------

 2. The AES Corp.                                                           3.9
--------------------------------------------------------------------------------

 3. International Business Machines Corp.                                   3.4
--------------------------------------------------------------------------------

 4. The Home Depot, Inc.                                                    3.0
--------------------------------------------------------------------------------

 5. Amgen Inc.                                                              2.9
--------------------------------------------------------------------------------

 6. The Chase Manhattan Corp.                                               2.5
--------------------------------------------------------------------------------

 7. Tyco International Ltd.                                                 2.5
--------------------------------------------------------------------------------

 8. BP Amoco PLC                                                            2.5
--------------------------------------------------------------------------------

 9. Intel Corp.                                                             2.3
--------------------------------------------------------------------------------

10. American Express Co.                                                    2.3
--------------------------------------------------------------------------------

* As a percentage of total common stock.


--------------------------------------------------------------------------------
Smith Barney Social Awareness Fund                                             5

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                       Net Asset Value
                                 ---------------------------
                                 Beginning            End           Income       Capital Gain       Total
Period Ended                     of Period         of Period       Dividends     Distributions     Returns(1)
=============================================================================================================
7/31/00                            $25.79            $25.11          $0.22           $1.55           4.26%+
-------------------------------------------------------------------------------------------------------------
1/31/00                             25.94             25.79           0.32            1.09           4.93
-------------------------------------------------------------------------------------------------------------
1/31/99                             20.57             25.94           0.26            0.53          30.47
-------------------------------------------------------------------------------------------------------------
1/31/98                             19.36             20.57           0.55            1.99          19.89
-------------------------------------------------------------------------------------------------------------
1/31/97                             19.00             19.36           0.60            1.32          12.41
-------------------------------------------------------------------------------------------------------------
1/31/96                             15.91             19.00           0.52            0.52          26.47
-------------------------------------------------------------------------------------------------------------
1/31/95                             17.72             15.91           0.47            0.66          (3.82)
-------------------------------------------------------------------------------------------------------------
1/31/94                             16.85             17.72           0.56            1.46          17.80
-------------------------------------------------------------------------------------------------------------
Inception* -- 1/31/93               16.80             16.85           0.11            0.85           6.12+
=============================================================================================================
  Total                                                              $3.61           $9.97
=============================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                       Net Asset Value
                                 ---------------------------
                                 Beginning            End           Income       Capital Gain       Total
Period Ended                     of Period         of Period       Dividends     Distributions     Returns(1)
=============================================================================================================
7/31/00                            $25.81            $25.13          $0.12           $1.55           3.87%+
-------------------------------------------------------------------------------------------------------------
1/31/00                             25.96             25.81           0.12            1.09           4.13
-------------------------------------------------------------------------------------------------------------
1/31/99                             20.63             25.96           0.14            0.53          29.50
-------------------------------------------------------------------------------------------------------------
1/31/98                             19.42             20.63           0.40            1.99          18.95
-------------------------------------------------------------------------------------------------------------
1/31/97                             19.05             19.42           0.45            1.32          11.60
-------------------------------------------------------------------------------------------------------------
1/31/96                             15.97             19.05           0.42            0.52          25.58
-------------------------------------------------------------------------------------------------------------
1/31/95                             17.79             15.97           0.35            0.66          (4.54)
-------------------------------------------------------------------------------------------------------------
1/31/94                             16.84             17.79           0.34            1.46          16.88
-------------------------------------------------------------------------------------------------------------
1/31/93                             17.26             16.84           0.50            1.49           9.68
-------------------------------------------------------------------------------------------------------------
1/31/92                             15.61             17.26           0.55            0.88          19.96
-------------------------------------------------------------------------------------------------------------
1/31/91                             15.57             15.61           0.51            0.46           6.80
=============================================================================================================
  Total                                                              $3.90          $11.95
=============================================================================================================


--------------------------------------------------------------------------------
6                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                       Net Asset Value
                                 ---------------------------
                                 Beginning            End           Income       Capital Gain       Total
Period Ended                     of Period         of Period       Dividends     Distributions     Returns(1)
=============================================================================================================
7/31/00                            $25.88            $25.21          $0.12           $1.55           3.90%+


1/31/00                             26.03             25.88           0.12            1.09           4.13

1/31/99                             20.68             26.03           0.14            0.53          29.53
1/31/98                             19.46             20.68           0.40            1.99          18.97

1/31/97                             19.08             19.46           0.45            1.32          11.65
1/31/96                             15.97             19.08           0.42            0.52          25.77
1/31/95                             17.79             15.97           0.35            0.66          (4.54)
Inception* -- 1/31/94               17.54             17.79           0.28            1.46          11.83+
=============================================================================================================
  Total                                                              $2.28           $9.12
=============================================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                                            Without Sales Charges(1)
                                                                  -------------------------------------------
                                                                    Class A         Class B        Class L
=============================================================================================================
Six Months Ended 7/31/00+                                             4.26%           3.87%          3.90%
-------------------------------------------------------------------------------------------------------------
Year Ended 7/31/00                                                    6.85            6.05           6.08
-------------------------------------------------------------------------------------------------------------
Five Years Ended 7/31/00                                             16.08           15.20          15.23
-------------------------------------------------------------------------------------------------------------
Ten Years Ended 71/31/00                                               N/A           13.31            N/A
-------------------------------------------------------------------------------------------------------------
Inception* through 7/31/00                                           14.88           12.04          13.48
=============================================================================================================

                                                                            Without Sales Charges(2)
                                                                  -------------------------------------------
                                                                    Class A         Class B        Class L
=============================================================================================================
Six Months Ended 7/31/00+                                            (0.96)%         (1.00)%         1.91%
-------------------------------------------------------------------------------------------------------------
Year Ended 7/31/00                                                    1.50            1.18           4.06
-------------------------------------------------------------------------------------------------------------
Five Years Ended 7/31/00                                             14.90           15.09          15.00
-------------------------------------------------------------------------------------------------------------
Ten Years Ended 7/31/00                                                N/A           13.31            N/A
-------------------------------------------------------------------------------------------------------------
Inception* through 7/31/00                                           14.12           12.04          13.32
=============================================================================================================


--------------------------------------------------------------------------------
Smith Barney Social Awareness Fund                                             7

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                        Without Sales Charges(1)
================================================================================
Class A (Inception* through 7/31/00)                            192.49%
--------------------------------------------------------------------------------
Class B (7/31/90 through 7/31/00)                               248.76
--------------------------------------------------------------------------------
Class L (Inception* through 7/31/00)                            149.89
================================================================================

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed less than one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B and L shares are November 6, 1992, February 2, 1987 and May 5, 1993, respectively.


--------------------------------------------------------------------------------
8                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney Social Awareness Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class B Shares of the Smith Barney Social Awareness Fund vs. the Lehman Brothers Government/Corporate Bond Index, Lehman Brothers Government/Corporate Long-Term Bond Index and Standard & Poor's 500 Index+

--------------------------------------------------------------------------------
                             July 1990 -- July 2000

[The following table was depicted as a mountain chart in the printed material.]

                                     Lehman Brothers          Lehman Brothers
            Smith Barney Social   Government/ Corporate    Government/ Corporate   Standard & Poor's
              Awareness Fund            Bond Index          Long-Term Bond Index       500 Index
            -------------------   ---------------------    ---------------------   -----------------
July 1990        10,000                   10,000                  10,000                 10,000
Jan 1991          9,983                   10,561                  10,577                  9,840
Jan 1992         12,106                   11,947                  12,133                 12,073
Jan 1993         13,387                   13,330                  13,902                 13,351
Jan 1994         15,646                   14,703                  16,104                 15,071
Jan 1995         14,935                   14,246                  14,982                 15,150
Jan 1996         18,755                   16,772                  18,990                 21,005
Jan 1997         20,931                   17,171                  18,899                 26,535
Jan 1998         24,898                   19,090                  22,129                 33,673
Jan 1999         32,243                   20,755                  24,777                 44,618
Jan 2000         33,576                   20,159                  22,819                 49,232
July 2000        34,876                   21,230                  24,549                 50,807

+ Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1990, assuming reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2000. The Lehman Brothers Government/Corporate Bond Index is a combination of the Government and Corporate Bond indexes, including U.S. Treasury and agency securities and yankee bonds. The Lehman Brothers Government/Corporate Index is a combination of Government and Corporate bonds with maturities of 10 years or more. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Ex change, American Stock Exchange and over-the-counter market. Figures for the index include reinvestment of dividends. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The per formance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification*
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

             Basic Materials                   5.5%

             Communication Services            4.7%

             Consumer Cyclicals               19.5%

             Consumer Staples                  4.8%

             Energy                           12.7%

             Financial Services               11.7%

             Health Care                       9.7%

             Publishing - Periodicals          3.5%

             Technology                       24.7%

             Transportation                    3.2%

Investment Breakdown**
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

                         4.9% Mortgage-Backed Securities

                        13.4% Corporate Bonds and Notes

                         2.2% Asset-Backed Securities

                        70.7% Common Stock

                         8.8% U.S. Government Obligations

 *    As a percentage of total common stock.

**    As a percentage of total investments.


--------------------------------------------------------------------------------
Smith Barney Social Awareness Fund                                             9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                July 31, 2000
--------------------------------------------------------------------------------

  SHARES                               SECURITY                         VALUE
================================================================================
COMMON STOCK -- 70.7%

Basic Materials -- 3.9%
        300,000   Alcoa Inc.                                         $ 9,075,000
         30,000   E.I. du Pont de Nemours & Co.                        1,359,375
        100,000   Engelhard Corp.                                      1,806,250
        150,000   Nucor Corp.                                          5,662,500
        120,000   Praxair, Inc.                                        4,747,500
--------------------------------------------------------------------------------
                                                                      22,650,625
--------------------------------------------------------------------------------
Communication Services -- 3.3%
        140,000   Anixter International Inc.*                          4,068,750
         83,000   AT&T Wireless Group*                                 2,282,500
         50,000   Convergys Corp.*                                     2,253,125
         89,500   Genuity Inc.*                                          727,187
         31,250   Time Warner Telecom Inc., Class A shares*            1,935,547
         31,875   TyCom, Ltd.*                                         1,085,742
         82,500   Verizon Communications                               3,877,500
         76,396   WorldCom, Inc.*                                      2,984,219
--------------------------------------------------------------------------------
                                                                      19,214,570
--------------------------------------------------------------------------------
Consumer Cyclicals -- 13.8%
        188,000   The Black & Decker Corp.                             6,991,250
        150,000   Deere & Co.                                          5,784,375
         40,000   Ford Motor Co.                                       1,862,500
        240,000   The Home Depot, Inc.                                12,420,000
        175,700   Interface, Inc.                                        900,463
        168,400   Kaufman & Broad Home Corp.                           3,294,325
        125,000   Kimberly-Clark Corp.                                 7,179,688
        109,024   Koninklijke Philips Electronics N.V.                 4,899,266
        124,700   Liz Claiborne, Inc.                                  4,863,300
        170,000   Lowe's Cos., Inc.                                    7,171,875
        175,000   Office Depot, Inc.*                                  1,093,750
        150,000   Sara Lee Corp.                                       2,765,625
        259,450   Staples, Inc.*                                       3,583,653
        190,000   Tyco International Ltd.                             10,165,000
          5,237   Visteon Corp.                                           73,318
        127,000   Wal-Mart Stores, Inc.                                6,977,063
--------------------------------------------------------------------------------
                                                                      80,025,451
--------------------------------------------------------------------------------
Consumer Staples -- 3.4%
        150,100   Brinker International, Inc.*                         4,287,231
        214,800   The Kroger Co.*                                      4,443,675
        200,000   SYSCO Corp.                                          7,875,000
        187,000   Wendy's International, Inc.                          3,167,312
--------------------------------------------------------------------------------
                                                                      19,773,218
--------------------------------------------------------------------------------
Energy -- 9.0%
        298,000   The AES Corp.*                                      15,924,375
        192,772   BP Amoco PLC, ADR                                   10,084,385
         70,000   The Coastal Corp.                                    4,042,500
        114,200   Enron Corp.                                          8,407,975

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    July 31, 2000
--------------------------------------------------------------------------------

  SHARES                               SECURITY                         VALUE
================================================================================
Energy -- 9.0%  (continued)
        100,000   Royal Dutch Petroleum Co.                         $  5,825,000
        190,000   The Williams Cos., Inc.                              7,932,500
--------------------------------------------------------------------------------
                                                                      52,216,735
--------------------------------------------------------------------------------
Financial Services -- 8.3%
        165,000   American Express Co.                                 9,353,438
         77,625   American International Group, Inc.                   6,806,742
         82,000   Associates First Capital Corp.                       2,147,375
         80,000   The Bank of New York Co., Inc.                       3,745,000
        204,864   The Chase Manhattan Corp.                           10,179,180
         35,200   Freddie Mac                                          1,388,200
         50,000   The Hartford Financial Services Group, Inc.          3,212,500
         35,000   Marsh & McLennan Cos., Inc.                          4,270,000
         75,000   PNC Financial Services Group                         3,815,625
         70,800   The St. Paul Cos., Inc.                              3,146,175
--------------------------------------------------------------------------------
                                                                      48,064,235
--------------------------------------------------------------------------------
Health Care -- 6.8%
        182,000   Amgen Inc.*                                         11,818,625
         42,800   C.R. Bard, Inc.                                      2,142,675
         76,300   Johnson & Johnson                                    7,100,669
         95,000   Medtronic, Inc.                                      4,850,938
         24,600   Merck & Co., Inc.                                    1,763,512
        156,000   Schering-Plough Corp.                                6,737,250
        170,500   Tenet Healthcare Corp.*                              5,189,594
--------------------------------------------------------------------------------
                                                                      39,603,263
--------------------------------------------------------------------------------
Publishing - Periodicals -- 2.5%
         40,000   Harcourt General, Inc.                               2,207,500
        200,000   The Reader's Digest Association, Inc.                7,562,500
        139,600   Tribune Co.                                          4,537,000
--------------------------------------------------------------------------------
                                                                      14,307,000
--------------------------------------------------------------------------------
Technology -- 17.5%
        156,000   America Online, Inc.*                                8,316,750
        132,000   Automatic Data Processing, Inc.                      6,542,250
          2,000   Avici Systems Inc.*                                    196,750
        128,800   Cisco Systems, Inc.*                                 8,428,350
         75,000   Compaq Computer Corp.                                2,104,687
         95,000   Electronic Data Systems Corp.                        4,085,000
        258,000   EMC Corp.*                                          21,962,250
          4,000   Infineon Technologies AG*                              272,000
        142,000   Intel Corp.                                          9,478,500
        124,800   International Business Machines Corp.               14,032,200
         50,000   Microsoft Corp.*                                     3,490,625
         55,000   N2H2, Inc.*                                            168,437
        100,000   Oracle Corp.*                                        7,518,750
         66,000   Pitney Bowes Inc.                                    2,285,250
         75,000   Solectron Corp.*                                     3,023,438
         79,400   Sun Microsystems, Inc.*                              8,371,737
         35,000   Vishay Intertechnology, Inc.*                        1,082,813
--------------------------------------------------------------------------------
                                                                     101,359,787
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Social Awareness Fund                                            11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    July 31, 2000
--------------------------------------------------------------------------------

  SHARES                               SECURITY                         VALUE
================================================================================
Transportation -- 2.2%
        156,375   Southwest Airlines Co.                            $  3,694,359
        109,300   United Parcel Service, Inc.                          6,421,375
        100,000   US Freightways Corp.                                 2,775,000

                                                                      12,890,734
--------------------------------------------------------------------------------
                  TOTAL COMMON STOCK
                  (Cost -- $248,041,265)                             410,105,618
================================================================================

  FACE
  AMOUNT                               SECURITY                         VALUE
================================================================================
U.S. GOVERNMENT OBLIGATIONS -- 8.8%
                  U.S. Treasury Notes:
$     2,400,000     6.250% due 8/31/00                                 2,400,000
      3,000,000     5.875% due 11/30/01                                2,979,360
      5,978,000     6.375% due 8/15/02                                 5,979,853
      5,000,000     6.000% due 8/15/04                                 4,962,500
      6,000,000     6.500% due 2/15/10                                 6,198,720
                  U.S. Treasury Bonds:
      6,500,000     7.250% due 5/15/16                                 7,229,170
      3,000,000     7.125% due 2/15/23                                 3,375,000
      6,000,000     6.250% due 8/15/23                                 6,125,580
      8,800,000     6.000% due 2/15/26                                 8,742,184
      3,000,000     6.125% due 8/15/29                                 3,088,110
--------------------------------------------------------------------------------
                  TOTAL U.S. GOVERNMENT OBLIGATIONS
                  (Cost -- $50,090,705)                               51,080,477
================================================================================
CORPORATE BONDS & NOTES -- 13.4%

Financial Services -- 7.2%
      3,000,000   ABN AMRO Bank N.V., Sub. Notes, 7.125%
                    due 6/18/07                                        2,925,000
      2,000,000   AES Corp, Sr. Sub. Notes, 10.250% due 7/15/06        2,032,500
      3,000,000   Associates Corp. of  North America, Sr. Notes,
                    5.750% due 11/1/03                                 2,842,500
      2,000,000   AT&T Corp., Notes, 6.500% due 3/15/29                1,687,500
      2,000,000   Australia & NZ Banking Group, Sub. Notes,
                    6.250% due 2/1/04                                  1,920,000
      2,000,000   Bank of America Corp., Sub. Notes,
                    7.750% due 7/15/02                                 2,017,500
      2,000,000   Bank One Corp., Notes, 6.400% due 8/1/02             1,970,000
      3,000,000   Chase Manhattan Corp., Sub. Notes, 7.875%
                    due 6/15/10                                        3,033,750
      2,000,000   Countrywide Home Loan, Company Guaranteed,
                    6.380% due 10/8/02                                 1,955,000
      3,000,000   Fannie Mae, Notes, 6.500% due 4/29/09                2,808,420
      1,000,000   First USA Bank, Deposit Notes, 6.375% due 10/23/00     998,750
      2,000,000   Ford Motor Credit Corp., Notes, 7.500% due 3/15/05   1,992,500
      2,000,000   Inter-American Development Bank, Bonds,
                    7.375% due 1/15/10                                 2,035,000
      2,000,000   Lehman Brothers Holdings, Notes, 6.625%
                    due 12/27/02                                       1,955,000
      2,000,000   Merrill Lynch & Co. Inc., Notes, 6.875%
                    due 11/15/18                                       1,812,500
                  Morgan Stanley Dean Witter & Co., Notes:
      2,000,000     7.750% due 6/15/05                                 2,020,000
      2,000,000     8.000% due 6/15/10                                 2,037,500
      4,000,000   Ontario Province, Sr. Unsubordinated Notes,
                    5.500% due 10/1/08                                 3,595,000
      2,000,000   Wells Fargo Co., Notes, 6.875% due 8/8/06            1,950,000
--------------------------------------------------------------------------------
                                                                      41,588,420
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                       2000 Semi-Annual Report to Shareholders

Schedule of Investments (unaudited) (continued)                    July 31, 2000
--------------------------------------------------------------------------------

   FACE
   AMOUNT                                SECURITY                                                    VALUE
=============================================================================================================
Industrial -- 4.7%
$     2,000,000   Fred Meyer Inc., Company Guaranteed, 7.375% due 3/1/05                          $ 1,957,500
      2,000,000   Global Crossing Holdings Ltd., Company Guaranteed, 9.125% due 11/15/06            1,930,000
      2,000,000   Hewlett-Packard Co., Notes, 7.150% due 6/15/05                                    2,007,500
      2,000,000   International Business Machines Corp., Notes, 5.400% due 1/26/09                  1,752,500
      2,500,000   Lucent Technologies, Inc., Notes, 7.250% due 7/15/06                              2,515,625
      2,513,000   Pepsi Bottling Holdings Inc., Company Guaranteed, 5.375% due 2/17/04              2,381,068
      3,000,000   Qwest Capital Funding, Company Guaranteed, 6.875% due 8/15/01                     2,988,750
        303,938   Southwest Airlines Co., Series A3, 8.700% due 7/1/11                                320,332
      3,000,000   Staples Inc., Sr. Notes, 7.125% due 8/15/07                                       2,805,000
                  Sun Microsystems, Sr. Notes:
      1,000,000     7.000% due 8/15/02                                                                996,250
      2,000,000     7.500% due 8/15/06                                                              2,000,000
      2,000,000   Time Warner Inc., Company Guaranteed, 6.950% due 1/15/28                          1,772,500
      2,375,000   Tricon Global Restaurant, Sr. Notes, 7.450% due 5/15/05                           2,232,500
      2,000,000   Xerox Corp., Notes, 5.250% due 12/15/03                                           1,782,500
-------------------------------------------------------------------------------------------------------------
                                                                                                   27,442,025
-------------------------------------------------------------------------------------------------------------
Utilities -- 1.5%
                  Enron Corp., Notes:
      1,500,000     6.750% due 9/1/04                                                               1,466,250
      2,200,000     6.950% due 7/15/28                                                              1,969,000
      2,000,000   Vodafone Group PLC, Notes, 7.625% due 2/15/05                                     2,017,500
      3,000,000   Worldcom, Inc., Notes, 7.750% due 4/1/07                                          3,022,500
-------------------------------------------------------------------------------------------------------------
                                                                                                    8,475,250
-------------------------------------------------------------------------------------------------------------
                  TOTAL CORPORATE BONDS & NOTES
                  (Cost -- $79,966,835)                                                            77,505,695
=============================================================================================================
ASSET-BACKED SECURITIES -- 2.2%
      3,000,000   Chase Credit Card Master Trust, Series 1997-2A, 6.300%, due 4/15/03               2,999,130
        190,919   Equity Credit Corp., Home Equity Loan Trust, Series 1993-3A,
                   5.150% due 9/15/08                                                                 184,034
      8,765,000   MBNA Master Credit Trust, Series 1995-F, 6.600% due 1/15/03                       8,763,510
        500,000   Sears Credit Account Master Trust, Series 1995-2A, 8.100% due 6/15/04               501,380
-------------------------------------------------------------------------------------------------------------
                  TOTAL ASSET-BACKED SECURITIES
                  (Cost -- $12,524,680)                                                            12,448,054
=============================================================================================================
MORTGAGE-BACKED SECURITIES -- 4.9%
                  Federal Home Loan Mortgage Corporation (FHLMC):
          1,756     6.250% due 7/1/02                                                                   1,663
          5,072     8.500% due 12/1/02                                                                  5,218
      1,688,496     7.000% due 2/1/29                                                               1,634,143
                  Federal National Mortgage Association (FNMA):
      1,085,683     6.000% due 2/1/11                                                               1,028,685
      3,007,224     7.000% due 1/1/13                                                               2,953,635
      6,937,496     7.000% due 7/1/15                                                               6,813,869
         57,466     8.000% due 7/1/24                                                                  57,681
        905,064     6.500% due 3/1/29                                                                 855,566
        922,829     6.500% due 4/1/29                                                                 872,359
      1,907,015     7.000% due 7/1/29                                                               1,843,245
      1,985,474     8.000% due 1/1/30                                                               1,992,920

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Social Awareness Fund                                            13

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    July 31, 2000
--------------------------------------------------------------------------------

   FACE
   AMOUNT                                SECURITY                                           VALUE
====================================================================================================
MORTGAGE-BACKED SECURITIES -- 4.9% (continued)
                  Government National Mortgage Association (GNMA):
$     1,976,962     6.500% due 7/15/29                                                 $   1,876,868
      2,950,489     7.000% due 8/15/29                                                     2,870,265
      4,876,215     7.000% due 9/15/29                                                     4,743,631
        954,336     7.500% due 1/15/30                                                       946,845
----------------------------------------------------------------------------------------------------
                  TOTAL MORTGAGE-BACKED SECURITIES
                  (Cost -- $28,969,066)                                                   28,496,593
====================================================================================================
REPURCHASE AGREEMENT -- 0.0%
         21,000   Morgan Stanley Dean Witter & Co., 6.530% due 8/1/00;
                    Proceeds at maturity -- $21,004; (Fully collateralized by
                    U.S. Treasury Notes and Bonds, 4.500% to 8.000% due 8/15/00
                    to 2/15/07; Market value -- $21,530) (Cost -- $21,000)                    21,000
====================================================================================================
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $419,613,551**)                                             $ 579,657,437
====================================================================================================

 *     Non-income producing security.

**    Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                    July 31, 2000
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost -- $419,613,551)                          $579,657,437
     Cash                                                                           590
     Interest receivable                                                      2,945,791
     Receivable for Fund shares sold                                             64,909
     Dividends receivable                                                       277,903
---------------------------------------------------------------------------------------
     Total Assets                                                           582,946,630
---------------------------------------------------------------------------------------
LIABILITIES:
     Payable for securities purchased                                         1,082,000
     Investment advisory fees payable                                           270,753
     Administration fees payable                                                 98,339
     Distribution fees payable                                                   81,742
     Payable for Fund shares purchased                                           59,687
     Accrued expenses                                                           256,375
---------------------------------------------------------------------------------------
     Total Liabilities                                                        1,848,896
---------------------------------------------------------------------------------------
Total Net Assets                                                           $581,097,734
=======================================================================================
NET ASSETS:
     Par value of shares of beneficial interest                            $     23,128
     Capital paid in excess of par value                                    401,350,521
     Undistributed net investment income                                      1,062,257
     Accumulated net realized gain from security transactions                18,617,942
     Net unrealized appreciation of investments                             160,043,886
---------------------------------------------------------------------------------------
Total Net Assets                                                           $581,097,734
=======================================================================================

Shares Outstanding:
     Class A                                                                 13,949,186
     ----------------------------------------------------------------------------------
     Class B                                                                  8,041,828
     ----------------------------------------------------------------------------------
     Class L                                                                  1,137,344
     ----------------------------------------------------------------------------------

Net Asset Value:
     Class A (and redemption price)                                        $      25.11
     ----------------------------------------------------------------------------------
     Class B *                                                             $      25.13
     ----------------------------------------------------------------------------------
     Class L **                                                            $      25.21
     ----------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
     Class A (net asset value plus 5.26% of net asset value per share)     $      26.43
     ----------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)     $      25.46
     ==================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Social Awareness Fund                                            15

--------------------------------------------------------------------------------
Statement of Operations (unaudited)       For the Six Months Ended July 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Interest                                                     $   5,939,942
     Dividends                                                        2,044,270
     Less: Interest expense                                             (29,151)
--------------------------------------------------------------------------------
     Total Investment Income                                          7,955,061
--------------------------------------------------------------------------------
EXPENSES:
     Distribution fees (Note 2)                                       1,610,851
     Investment advisory fees (Note 2)                                1,593,176
     Administration fees (Note 2)                                       579,337
     Shareholder and system servicing fees                              329,293
     Registration fees                                                   50,303
     Shareholder communications                                          31,511
     Audit and legal                                                     24,080
     Trustees' fees                                                      10,551
     Custody                                                              9,178
     Other                                                               31,141
--------------------------------------------------------------------------------
     Total Expenses                                                   4,269,421
--------------------------------------------------------------------------------
Net Investment Income                                                 3,685,640
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
     Realized Gain From Security Transactions
     (excluding short-term securities):
       Proceeds from sales                                          126,984,106
       Cost of securities sold                                      107,188,924
--------------------------------------------------------------------------------
     Net Realized Gain                                               19,795,182
--------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation of Investments:
       Beginning of period                                          160,195,133
       End of period                                                160,043,886
--------------------------------------------------------------------------------
     Decrease in Net Unrealized Appreciation                           (151,247)
--------------------------------------------------------------------------------
Net Gain on Investments                                              19,643,935
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                            $  23,329,575
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended July 31, 2000 (unaudited) and the Year Ended January 31, 2000

                                                                           July 31          January 31
=========================================================================================================
OPERATIONS:
     Net investment income                                              $   3,685,640      $   6,332,586
     Net realized gain                                                     19,795,182         42,431,453
     Decrease in net unrealized appreciation                                 (151,247)       (23,838,911)
---------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                                23,329,575         24,925,128
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                 (3,981,501)        (4,981,131)
     Net realized gains                                                   (33,871,928)       (23,616,050)
---------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From Distributions to Shareholders            (37,853,429)       (28,597,181)
---------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
     Net proceeds from sale of shares                                      58,676,958        185,704,680
     Net asset value of shares issued for reinvestment of dividends        35,962,508         27,161,910
     Cost of shares reacquired                                            (83,748,524)      (120,157,647)
---------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Fund Share Transactions                   10,890,942         92,708,943
---------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                          (3,632,912)        89,036,890

NET ASSETS:
     Beginning of period                                                  584,730,646        495,693,756
---------------------------------------------------------------------------------------------------------
     End of period*                                                     $ 581,097,734      $ 584,730,646
=========================================================================================================
* Includes undistributed net investment income of:                      $   1,062,257      $   1,358,118
=========================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Smith Barney Social Awareness Fund                                            17

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Social Awareness Fund ("Fund"), formerly known as the Concert Social Awareness Fund, a separate investment fund of Smith Barney Equity Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amend ed, as a diversified, open-end management investment company. The Trust consists of this Fund and one other separate investment fund, the Smith Barney Large Cap Blend Fund. The financial statements and financial highlights for the other fund are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the pre ceding closing values of such securities on their re spec tive exchanges, except that when a significant occurrence subsequent to the time a value was so es tablished is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities and U.S. government agen cy and obligations are valued at the mean between the bid and asked prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized pre mium, which ap proxi mates value; (e) dividend income is re corded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income is recorded on an accrual basis including the amortization of premium and the accretion of discount, where applicable; (g) gains and losses on the sale of securities are calculated by using the specific iden tification method; (h) dividends and distributions to share holders are recorded on the ex-dividend date; (i) the accounting records are main tained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or ex pense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (k) the Fund in tends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make dis tribu tions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At January 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (m) estimates and assumptions are re quired to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
18                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

2. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Sal omon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment advisor to the Fund. The Fund pays SSBC an in vestment advisory fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.

SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), formerly known as Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended July 31, 2000, the Fund paid transfer agent fees of $218,307 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group. For the six months ended July 31, 2000, SSB received brokerage commissions of $1,650.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 1.00% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares are being sold at net asset value plus a maximum sales charge of 1.00%. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended July 31, 2000, SSB and CFBDS received sales charges of $115,000 and $34,000 on sales of the Fund's Class A and L shares, respectively.

In addition, CDSCs paid to SSB were:

                                   Class A            Class B            Class L
================================================================================
CDSC                               $ 2,000            $23,000            $ 6,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares cal culated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively. For the six months ended July 31, 2000, total Distribution Plan fees incurred were:

                                      Class A         Class B          Class L
================================================================================
Distribution Plan Fees              $  428,611       $1,042,320       $  139,920
================================================================================

All officers and one Trustee of the Trust are employees of SSB.

3. Investments

During the six months ended July 31, 2000, the aggregate cost of purchases and proceeds from sales of in vest ments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $107,120,507
--------------------------------------------------------------------------------
Sales                                                                126,984,106
================================================================================


--------------------------------------------------------------------------------
Smith Barney Social Awareness Fund                                            19

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

At July 31, 2000, the aggregate gross unrealized ap pre ci a tion and depreciation of investments for Federal in come tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                     $ 176,451,548
Gross unrealized depreciation                                       (16,407,662)
--------------------------------------------------------------------------------
Net unrealized appreciation                                       $ 160,043,886
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual main tenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into fu tures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to re flect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the con tract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At July 31, 2000, the Fund had no open futures contracts.

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the pre mium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss de pending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the pre mium originally paid. When the Fund exercises a call op tion, the cost of the security which the Fund pur chases upon exercise will be increased by the pre mium originally paid.

At July 31, 2000, the Fund had no open purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium re ceived. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss de pending upon whether the cost of the closing trans action is greater or less than the premium originally re ceived, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be de creased by the premium originally received. When a written put option is exercised, the amount of the pre mium originally received will reduce the cost of the security which the Fund purchased upon exercise. When a written index option is exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a


--------------------------------------------------------------------------------
20                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

covered call option is that the Fund gives up the opportunity to par ticipate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended July 31, 2000, the Fund did not write any call or put option contracts.

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At July 31, 2000, the Fund had no securities on loan.

8. Shares of Beneficial Interest

At July 31, 2000, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct ex penses, including those specifically related to the distribution of its shares.

At July 31, 2000, total paid-in capital amounted to the following for each class:

                                  Class A           Class B           Class L
================================================================================
Total Paid-in Capital           $265,784,349      $109,016,510      $ 26,572,790
================================================================================

Transactions in shares of each class were as follows:

                                           Six Months Ended                         Year Ended
                                             July 31, 2000                       January 31, 2000
                                     -----------------------------         -----------------------------
                                        Shares           Amount              Shares            Amount
=========================================================================================================
Class A
Shares sold                           1,422,863       $ 37,296,439          3,479,437       $ 90,293,494
Shares issued on reinvestment           877,254         22,082,095            624,601         16,162,588
Shares reaquired                     (1,401,583)       (36,617,936)        (1,926,793)       (50,099,372)
---------------------------------------------------------------------------------------------------------
Net Increase                            898,534       $ 22,760,598          2,177,245       $ 56,356,710
=========================================================================================================

Class B
Shares sold                             675,571       $ 17,655,042          3,118,093       $ 81,272,290
Shares issued on reinvestment           483,541         12,147,871            382,627          9,901,915
Shares reaquired                     (1,679,308)       (43,905,014)        (2,572,959)       (66,702,505)
---------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                (520,196)      $(14,102,101)           927,761       $ 24,471,700
=========================================================================================================

Class L
Shares sold                             143,019       $  3,725,477            540,901       $ 14,138,896
Shares issued on reinvestment            68,759          1,732,542             42,281          1,097,407
Shares reaquired                       (123,266)        (3,225,574)          (128,063)        (3,355,770)
---------------------------------------------------------------------------------------------------------
Net Increase                             88,512       $  2,232,445            455,119       $ 11,880,533
=========================================================================================================


--------------------------------------------------------------------------------
Smith Barney Social Awareness Fund                                            21

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended January 31, except where noted:

Class A Shares                           2000(1)(2)       2000(2)      1999(2)       1998         1997         1996
=======================================================================================================================
Net Asset Value, Beginning of Period      $  25.79       $  25.94     $  20.57     $  19.36     $  19.00     $  15.91
-----------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                       0.21           0.38         0.29         0.48         0.57         0.61
  Net realized and unrealized gain            0.88           0.88         5.87         3.27         1.71         3.52
-----------------------------------------------------------------------------------------------------------------------
Total Income From Operations                  1.09           1.26         6.16         3.75         2.28         4.13
-----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.22)         (0.32)       (0.26)       (0.55)       (0.60)       (0.52)
  Net realized gains                         (1.55)         (1.09)       (0.53)       (1.99)       (1.32)       (0.52)
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                          (1.77)         (1.41)       (0.79)       (2.54)       (1.92)       (1.04)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $  25.11       $  25.79     $  25.94     $  20.57     $  19.36     $  19.00
-----------------------------------------------------------------------------------------------------------------------
Total Return                                  4.26%++        4.93%       30.47%       19.89%       12.41%       26.47%
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $350,322       $336,595     $282,060     $202,026     $178,072     $175,007
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    1.17%+         1.17%        1.19%        1.19%        1.28%        1.21%
  Net investment income                       1.59+          1.47         1.23         2.34         2.98         3.10
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         19%            43%          36%          62%          68%          81%
=======================================================================================================================

Class B Shares                           2000(1)(2)       2000(2)      1999(2)       1998         1997          1996
=======================================================================================================================
Net Asset Value, Beginning of Period      $  25.81       $  25.96     $  20.63     $  19.42     $  19.05     $  15.97
-----------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                       0.11           0.19         0.11         0.33         0.43         0.49
  Net realized and unrealized gain            0.88           0.87         5.89         3.27         1.71         3.53
-----------------------------------------------------------------------------------------------------------------------
Total Income From Operations                  0.99           1.06         6.00         3.60         2.14         4.02
-----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.12)         (0.12)       (0.14)       (0.40)       (0.45)       (0.42)
  Net realized gains                         (1.55)         (1.09)       (0.53)       (1.99)       (1.32)       (0.52)
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                          (1.67)         (1.21)       (0.67)       (2.39)       (1.77)       (0.94)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period            $  25.13       $  25.81     $  25.96     $  20.63     $  19.42     $  19.05
-----------------------------------------------------------------------------------------------------------------------
Total Return                                  3.87%++        4.13%       29.50%       18.95%       11.60%       25.58%
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)          $202,106       $220,989     $198,181     $172,115     $202,597     $226,360
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    1.93%+         1.93%        1.94%        1.95%        2.03%        1.94%
  Net investment income                       0.83+          0.71         0.49         1.62         2.23         2.37
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         19%            43%          36%          62%          68%          81%
=======================================================================================================================

(1)   For the six months ended July 31, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

++ Total return is not annualized, as it may not be representative of the total return for the year.

 +    Annualized.


--------------------------------------------------------------------------------
22                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended January 31, except where noted:

Class L Shares                            2000(1)(2)     2000(2)     1999(2)     1998(3)     1997       1996
==============================================================================================================
Net Asset Value, Beginning of Period       $ 25.88       $ 26.03     $ 20.68     $19.46     $19.08     $15.97
--------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                       0.11          0.19        0.11       0.34       0.44       0.45
  Net realized and unrealized gain            0.89          0.87        5.91       3.27       1.71       3.60
--------------------------------------------------------------------------------------------------------------
Total Income From Operations                  1.00          1.06        6.02       3.61       2.15       4.05
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.12)        (0.12)      (0.14)     (0.40)     (0.45)     (0.42)
  Net realized gains                         (1.55)        (1.09)      (0.53)     (1.99)     (1.32)     (0.52)
--------------------------------------------------------------------------------------------------------------
Total Distributions                          (1.67)        (1.21)      (0.67)     (2.39)     (1.77)     (0.94)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period             $ 25.21       $ 25.88     $ 26.03     $20.68     $19.46     $19.08
--------------------------------------------------------------------------------------------------------------
Total Return                                  3.90%++       4.13%      29.53%     18.97%     11.65%     25.77%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)           $28,670       $27,147     $15,453     $7,173     $4,000     $3,396
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    1.92%+        1.92%       1.92%      1.93%      2.01%      1.94%
  Net investment income                       0.84+         0.73        0.46       1.54       2.25       2.31
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         19%           43%         36%        62%        68%        81%
==============================================================================================================

(1)   For the six months ended July 31, 2000 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method.

(3)   On June 12, 1998, Class C shares were renamed Class L shares.

++ Total return is not annualized, as it may not be representative of the total return for the year.

 +    Annualized.


--------------------------------------------------------------------------------
Smith Barney Social Awareness Fund                                            23

Smith Barney Social
Awareness Fund

Trustees

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Officers

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Robert J. Brady, CFA
Vice President and Investment Officer

Ellen S. Cammer
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Advisor

SSB Citi Fund Management LLC

Distributor

Salomon Smith Barney Inc.
PFS Distributors, Inc.

Custodian

PFPC Trust Company

Transfer Agent

Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

Sub-Transfer Agent

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699

This report is submitted for the general information of the shareholders of Smith Barney Social Awareness Fund, but it may also be used as sales literature when proceeded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after October 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.

SALOMON SMITH BARNEY
-------------------------------------------------
                      A member of citigroup[LOGO]

Salomon Smith Barney is a Service mark of Salomon Smith Barney Inc.

Smith Barney Social Awareness Fund

Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

FD0423 9/00

[GRAPHIC OMITTED]

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